EXHIBIT 13.2

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Jennifer Lorette, Chief Financial Officer* of Teryl Resources Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Annual Report on Form 20-F of Teryl Resources Corp. for the year ended May 31, 2000 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Teryl Resources Corp.

Richmond, BC Canada
by: /s/ Jennifer Lorette
July 27, 2007
Jennifer Lorette
Chief Financial Officer*
(*as of May 31, 2000)

A signed original of this written statement required by Section 906 has been provided to Teryl Resources Corp. and will be retained by Teryl Resources Corp. and furnished to the Securities and Exchange Commission or its staff upon request.